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                                                                    EXHIBIT 99.3
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                         UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

In re:                                       )   Chapter 11
                                             )
         COLD METAL PRODUCTS, INC., et al.   )
                                             )   Case Nos. 02-43619 and 02-43620
                                             )
                           Debtors.          )   William T. Bodoh
                                             )   Chief Bankruptcy Judge
_____________________________________________)

         NOTICE OF (A) PROPOSED SALE OF CERTAIN BUSINESS ASSETS OF COLD
               METAL PRODUCTS, INC. AND ALKAR STEEL CORPORATION,
                       (B) AUCTION, AND (C) SALE HEARING

PLEASE TAKE NOTICE THAT:

         1. Cold Metal Products, Inc. ("Cold Metal") and Alkar Steel Corporation, the above-captioned debtors and debtors in possession, are soliciting offers for the purchase of their facilities, and those of Cold Metal's Canadian subsidiary (Cold Metal Limited), located in or near Ottawa, Ohio; Indianapolis, Indiana; Roseville, Michigan; Youngstown, Ohio; Montreal, Quebec; and Hamilton, Ontario. On February 11, 2003, the United States Bankruptcy Court for the Northern District of Ohio entered an order establishing the schedule and procedures relating to this sale (the "Asset Sale Procedures").

         2. The Debtors have scheduled an auction of the Assets (the "Auction") to be conducted on February 26, 2003, at 10:00 a.m., Eastern Time, at Brouse McDowell, 1001 Lakeside Avenue, Suite 1600, Cleveland, Ohio. All interested parties are invited to submit a qualifying bid to be eligible to attend the Auction and submit competing offers to purchase the Assets.
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         3.       Participation at the Auction is strictly subject to certain court-approved terms and conditions, including, among others, the submission of firm written offers, along with bid deposits and other information, by February 21, 2003. The Asset Sale Procedures are contained in a Solicitation for Bids, which may be obtained by written request to Resilience Capital Partners LLC, 25201 Chagrin Boulevard, Suite 360, Cleveland, Ohio 44112, Attention: Geoffrey
S. Frankel, Managing Partners, Facsimile No.(216) 292-4750.

         4. Under the Asset Sale Procedures and without the publication of further notice, the auction (a) may be adjourned to a later date, (b) may be moved to a different location, or (c) may not be conducted.

         5. A hearing to approve the sale of the Assets to the highest or best bidder is scheduled to be conducted on February 27, 2003, at 1:30 p.m., Eastern Time, before The Honorable William T. Bodoh, Chief United States Bankruptcy Judge, in his courtroom at the United States Courthouse and Federal Building, 10 East Commerce Street, Youngstown, Ohio 44503 (the "Sale Hearing"). Under the Asset Sale Procedures and without the publication of further notice, the Sale Hearing (a) may be expedited and held on an earlier date, (b) may be adjourned to a later date, or (c) may not be conducted.

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         6.       Objections to sale of the Assets must be presented at the Sale
Hearing.

                                             BY ORDER OF THE COURT

Dated: February _____, 2003                 ____________________________________
                                            Joseph F. Hutchinson, Jr. (0018210)
                                            Marc B. Merklin (0018195)
                                            Alan M. Koschik (0065891)
                                            BROUSE McDOWELL
                                            1001 Lakeside Avenue, Suite 1600
                                            Cleveland, Ohio  44114-1151
                                            Telephone: (216) 830-6830
                                            Facsimile: (216) 830-6807
                                            jhutchinson@brouse.com
                                            mmerklin@brouse.com
                                            akoschik@brouse.com

                                            Attorneys for Debtors and Debtors in
                                            Possession

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                             CERTIFICATE OF SERVICE

         This is to certify that a copy of the following Notice of (A) Proposed Sale of Certain Business Assets of Cold Metal Products, Inc., and Alkar Steel Corporation, (B) Auction, and (C) Sale Hearing was served by regular U.S. Mail this 12th day of February, 2003 to the attached service list.

                                             Respectfully submitted,

                                             ___________________________________
                                             Alan M. Koschik

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